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                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated June 19, 1998, in the Registration Statement
(Form S-1) and the related Prospectus of Scottish Life Holdings, Ltd.
dated June 19, 1998.



                                 /s/ Ernst & Young LLP



George Town, Grand Cayman
June 19, 1998